SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 20, 2002

                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851

                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765

                            Telephone: (203) 846-2274
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Financial Statements of Businesses Acquired.
(b)      Pro Forma Financial Information.

The Registrant previously filed on August 30, 2002 its Current Report on Form 8-K, disclosing that on August 20, 2002, it executed a Memorandum of Understanding (the "MOU") with certain other persons therein identified, providing for the restructuring of the ownership of Studio Mouse, LLC ("Studio Mouse"). Under the terms of the MOU, the Registrant has increased its ownership of Studio Mouse from 45% to 95%.

The Registrant now files this Amendment to the previously filed Current Report in order to provide the financial statement and pro forma financial statements required by Item 7 of Form 8-K.

(c)      Exhibits.

         1. Studio Mouse LLC Statements of Operations, Statement of Shareholders' (Deficit) Equity and Statement of Cash Flows, together with Notes to Financial Statements

         2. Trudy Corporation and Subsidiary Unaudited Proforma Consolidating Balance Sheet and Unaudited Proforma Consolidating Statement of Operations


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      TRUDY CORPORATION

Date: November  27, 2002              BY /s/ WILLIAM W. BURNHAM
                                         --------------------------------------
                                         William W, Burnham, Chairman and
                                         Chief Executive Officer

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